SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 17, 2003



                         PATRIOT NATIONAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)


            Connecticut                   000-295              06-1559137
  (State or other jurisdiction      (Commission File Number)  (IRS Employer
          of incorporation)                                   Identification
                                                                 Number)


                 900 Bedford Street, Stamford, Connecticut 06901
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 324-7500


                                       N/A
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

 Exhibit No.                          Description

   20            Press release dated July 17, 2003 of Patriot National Bancorp,
                 Inc.


Item 12. Results of Operations and Financial Condition

     On July 17, 2003, Patriot National Bancorp, Inc. ("Bancorp"), the holding company for Patriot National Bank, issued a press release announcing certain information concerning Bancorp's results of operations for the quarter ended June 30, 2003 and its financial condition at June 30, 2003. The information regarding the quarter ended June 30, 2003 that is required to be reported pursuant to Item 12 of a Current Report on Form 8-K is contained in the first and second paragraphs of the press release, a copy of which is filed as an exhibit hereto.





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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PATRIOT NATIONAL BANCORP, INC.


Date:  July 18, 2003            By:      /s/ CHARLES F. HOWELL
                                   ----------------------------------
                                   Charles F. Howell
                                   President




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                                 EXHIBIT INDEX



 Exhibit No.                          Description

   20            Press release dated July 17, 2003 of Patriot National Bancorp,
                 Inc.